SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             May 22, 2015
                            Date of Report
                   (Date of Earliest Event Reported)

                    AXIS RESEARCH & TECHNOLOGIES INC.
           (Exact Name of Registrant as Specified in its Charter)

                  NOCHE GROTTO ACQUISITION CORPORATION
           (Former Name of Registrant as Specified in its Charter)

Delaware                         000-55390                      47-3152623
(State or other            (Commission File Number)           (IRS Employer
jurisdiction                                              Identification No.)
of incorporation)

                            16662 Hale Avenue
                        Irvine, California 92606
             (Address of principal executive offices) (zip code)

                             949-288-6607
             (Registrant's telephone number, including area code

                          215 Apolena Avenue
                    Newport Beach, California 92662
               (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On May 23, 2015 Axis Research & Technologies Inc. (formerly Noche Grotto Acquisition Corporation) (the "Registrant" or the "Company") issued 3,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 86% of the total outstanding 3,500,000 shares of common stock as follows:
                             3,000,000      Nick Moran

     With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On May 22, 2015, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on June 18, 2014 as amended and supplemented by the information contained in this report.

    The Registrant intends to effect a business combinations with a private company with a similar name which is a multi-purpose bio-skills facility that supports medical device and procedure testing, demonstrations and training. The private company facilitates continued education and health/wellness training and certifications for doctors, surgeons and other specialities in the wellness industry. Its customers include many top international bio-tech companies and its facility has the capacity to broadcast live and interactive lectures and simulated medical procedures globally through a secure network.

ITEM 5.02     Departure of Directors or Principal Officers;
              Election of Directors

    On May 20, 2015 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         Nick Moran was named director of the Registrant.

         Nick Moran was appointed Chief Executive Officer and Treasurer of the Registrant.

    Nick Moran serves as the sole director and officer of the Registrant. Since 2010, Mr. Moran has been the president and CEO of Primal Fitness (Primal Justice, Primal Energy, Primal Soccer, Fit Body Energy), a fitness company that he founded in 2010. From 2013 to the present, Mr. Moran has also served as the president of Axis Research & Technology LLC, a private company discussed above, Keep Fit America and Fitness International Research Education, two athletic and fitness companies.

                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             AXIS RESEARCH & TECHNOLOGIES, INC.

Date: May 23, 2015
                             Nick Moran
                             Chief Executive Officer